UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2007

Santarus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50651	33-0734433
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10590 West Ocean Air Drive, Suite 200, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 314-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 14, 2007, Santarus, Inc. ("Santarus") and its licensor, the University of Missouri, received a Paragraph IV Certification Notice from Par Pharmaceutical, Inc. ("Par") advising of the submission of an Abbreviated New Drug Application ("ANDA") for omeprazole and sodium bicarbonate powder for oral suspension, 20 mg/1680 mg.

Par’s certification letter sets forth allegations that U.S. Patent Nos. 5,840,737; 6,645,988; 6,489,346; 6,699,885; and 6,780,882; each of which is listed in the Orange Book for Zegerid® Powder for Oral Suspension, are invalid, unenforceable and/or will not be infringed by Par’s manufacture, use, or sale of the product for which the ANDA is submitted. The expiration date for these patents is July 2016.

Santarus and the University of Missouri have 45 days to commence a patent infringement lawsuit against Par that would automatically stay, or bar, the U.S. Food and Drug Administration from approving Par’s ANDA for 30 months or until a district court decision that the asserted patents are invalid, unenforceable or not infringed, whichever may occur earlier.

Santarus is evaluating the details of the Paragraph IV Certification Notice from Par and continues to have full confidence in the intellectual property protecting its Zegerid products.

Forward-Looking Statements

Santarus cautions you that statements included in this current report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: the results of any proceedings related to the Paragraph IV Certification Notice from Par; Santarus’ ability to expand or maintain the scope and validity of patent protection for its Zegerid products and immediate-release technology and its ability to commercialize its Zegerid products without infringing the patent rights of others; other difficulties or delays relating to the development, testing, manufacturing and marketing of, and maintaining regulatory approvals for, Santarus’ products; and other risks detailed in Santarus’ prior press releases as well as in public periodic filings with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santarus, Inc.

November 15, 2007	By:	Gerald T. Proehl

Name: Gerald T. Proehl
Title: President and Chief Executive Officer